AMENDED AND RESTATED BY-LAWS
OF
 ALPINE GLOBAL DYNAMIC DIVIDEND FUND

AS OF SEPTEMBER 28, 2017

TABLE OF CONTENTS

ARTICLE I	OFFICES	3
1.1	Offices	3
1.2	Registered Office and Registered Agent	3
ARTICLE II	SHAREHOLDER MEETINGS	3
2.1	Chairman	3
2.2	Proxies; Voting	3
2.3	Fixing Record Dates	3
2.4	Inspectors of Election	3
2.5	Records at Shareholder Meetings	4
2.6	Notice of Shareholder Business	4
2.7	Nominations by Shareholders	9
ARTICLE III	TRUSTEES	17
3.1	Chairman; Records	17
ARTICLE IV	OFFICERS	17
4.1	Officers of the Trust	17
4.2	Election and Tenure	17
4.3	Removal of Officers	17
4.4	Bonds and Surety	17
4.5	Chairman, President and Vice Presidents	17
4.6	Secretary	18
4.7	Treasurer	18
4.8	Other Officers and Duties	19
ARTICLE V	RECORDS AND REPORTS	19
5.1	Maintenance and Inspection of Share Register	19
5.2	Maintenance and Inspection of Declaration of Trust and By-Laws	19
5.3	Maintenance and Inspection of Other Records	19
5.4	Inspection by Trustees	20
ARTICLE VI	MISCELLANEOUS	20
6.1	Contracts and Instruments; How Executed	20
6.2	Fiscal Year	20
6.3	Headings; References	20
6.4	Provisions in Conflict with Law or Regulations	20
6.5	Depositories	20
6.6	Seal	20
6.7	Exclusive Forum for Certain Litigation	21
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ARTICLE VII	STOCK TRANSFERS	21
7.1	Transfer Agents, Registrars and the Like	21
7.2	Transfer of Shares	21
7.3	Registered Shareholders	21
ARTICLE VIII	AMENDMENT OF BY-LAWS	22
8.1	Amendment and Repeal of By-Laws	22

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ALPINE GLOBAL DYNAMIC DIVIDEND FUND

 BY-LAWS

These By-Laws are made and adopted pursuant to Section 3.8 of the Declaration of Trust establishing the Alpine Global Dynamic Dividend Fund (the "Trust") dated as of May 11, 2006, as from time to time amended (hereinafter called the "Declaration"). All capitalized terms used, but not defined, in these By-Laws shall have the meaning or meanings set forth for such terms in the Declaration.

ARTICLE I

 OFFICES

1.1	Offices. The Trust may have such offices within or outside of the State of Delaware as the Trustees may from time to time determine.

1.2       Registered Office and Registered Agent. The Board of Trustees have established a registered office in the State of Delaware and had appointed a registered agent for service of process as set forth in a the Trust's Certificate of Trust. The Board of Trustees may change these as provided in the Declaration.

ARTICLE II

 SHAREHOLDER MEETINGS

2.1       Chairman. The Chairman, if any, shall act as chairman at all meetings of the Shareholders; in the Chairman's absence, the Trustee or Trustees present at each meeting may elect a temporary chairman for the meeting, who may be one of themselves. The chairman of the meeting may make any rules for the conduct of the meeting as he or she shall deem necessary or desirable.

2.2	Proxies; Voting. Shareholders may vote either in person or by duly executed proxy and each full share represented at the meeting shall have one vote, all as provided in Article 6 of the Declaration.

2.3       Fixing Record Dates. For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting, including any adjournment thereof, or who are entitled to participate in any dividends, or for any other proper purpose, the Trustees may from time to time, without closing the transfer books, fix a record date in the manner provided in Section 6.3 of the Declaration. If the Trustees do not prior to any meeting of Shareholders so fix a record date or close the transfer books, then the date of mailing notice of the meeting or the date upon which the dividend resolution is adopted, as the case may be, shall be the record date.

2.4       Inspectors of Election. In advance of any meeting of Shareholders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the chairman, if any, of any meeting of Shareholders may, and on the request of any Shareholder or Shareholder proxy shall, appoint Inspectors of Election of the meeting. The number of Inspectors shall be either one or three, as determined by the chairman of the meeting. In case any person appointed as Inspector fails to appear or fails or refuses to act, the vacancy may be filled by the chairman of the meeting. The Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents and shall determine the results and shall do such other acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three Inspectors of Election, the decision, act or certificate of a majority of them is effective in all respects as the decision, act or certificate of all. On request of the Chairman, if any, of the meeting, or of any Shareholder or Shareholder proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

2.5       Records at Shareholder Meetings. At each meeting of the Shareholders, there shall be made available for inspection, if requested at least twenty-four hours in advance by Shareholders, the minutes of the last previous annual or special meeting of Shareholders of the Trust and a list of the Shareholders of the Trust, as of the record date of the meeting. Such list of Shareholders shall contain the name and the address of each Shareholder in alphabetical order and the number of Shares owned by such Shareholder. Shareholders shall have such other rights and procedures of inspection of the books and records of the Trust as are granted to Shareholders of a Delaware business corporation.

2.6	Notice of Shareholder Business.

(a)        Annual Meetings of Shareholders.

(i)         Proposals of business to be considered by the Trust’s Shareholders may be made at an annual meeting of Shareholders (1) by or at the direction of the Board of Trustees or (2) by any Shareholder of the Trust who was a Shareholder of record from the time the Shareholder gave notice as provided for in this Section 2.6 to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with this Section 2.6.

(ii)        For any business to be properly brought before an annual meeting by a Shareholder pursuant to Section 2.6(a)(i), the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder’s notice shall set forth all information required under this Section 2.6 and shall be delivered to the Secretary at the principal executive office of the Trust neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, notice by the Shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a Shareholder’s notice as described above.

(iii)       Any Shareholder’s notice delivered pursuant to Section 2.6(a)(ii) shall set forth:

(1)        as to any business that the Shareholder proposes to bring before the annual meeting, a description of such business (including the complete text of any resolutions to be presented at the annual meeting), the text of the proposal or business, the Shareholder’s reasons for proposing such business at the annual meeting and any material interest in such business of such Shareholder or any Shareholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the Shareholder or any Shareholder Associated Person therefrom;

(2)        as to each Shareholder giving the notice and any Shareholder Associated Person,

(A)        the number of all Shares, if any, which are owned (beneficially or of record) by such Shareholder or Shareholder Associated Person, the date(s) on which such Shares were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of the Shares) of any such person in the Shares (whether or not such person maintains a “net long” position),

(B)        the nominee holder for, and number of, any Shares owned beneficially but not of record by such Shareholder or Shareholder Associated Person,

(C)        whether and the extent to which such Shareholder or Shareholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, positions, profit interests, options, warrants, stock appreciation or similar rights, any borrowing or lending of securities or any proxy or voting agreement) (i) the value of which is derived in whole or in part from the value of the Shares, (ii) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from changes in the value or price of the Shares, (iii) the effect or intent of which is to mitigate loss or manage risk or benefit from changes in the value or price of the Shares, or (iv) which provides the right to vote or increase or decrease the voting power of such Shareholder or Shareholder Associated Person, with respect to the Shares,

(D)        whether such Shareholder or Shareholder Associated Person is, or is not, an “interested person” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, and information regarding such Shareholder or Shareholder Associated Person that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination;

(3)        as to each Shareholder giving the notice and any Shareholder Associated Person with an interest or ownership referred to in clause (ii) of this Section 2.6,

(A)        the name and address of such Shareholder, as they appear on the Trust’s register of shares, and the current name and business address, if different, of each such Shareholder Associated Person;

(B)        the investment strategy or objective, if any, of such Shareholder and each such Shareholder Associated Person who is not an individual and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder and each such Shareholder Associated Person; and

(C)        a description of all commercial and professional relationships and any other relationship required to be disclosed as a Disclosable Relationship1 and any transactions between or among such Shareholder and such Shareholder Associated Person, and any other person or persons known to such Shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice.

(4)        to the extent known by the Shareholder giving the notice, the name and address of any other Shareholder supporting the proposal of business on the date of such Shareholder’s notice,

(5)        a representation that the Shareholder giving notice is a holder of record of Shares of the Trust entitled to vote at the meeting and intends to appear in person or by proxy at the annual meeting of Shareholders to bring such business before the annual meeting,

[1]
“Disclosable Relationship” with respect to another person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including sharing of information, decisions or actions, of a person with such other person with respect to the Trust or shares of the Trust, (B) the beneficial ownership of securities of any person known by such person to beneficially own shares of the Trust and of which such person knows such other person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other person, (D) being an immediate family member of such other person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other person or with any person of which such other person is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other person.

(6)        a representation whether the Shareholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s outstanding shares required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from Shareholders in support of such proposal; and

(7)        any other information relating to such Shareholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the meeting pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, whether or not the Shareholder submitting the notice intends to deliver a proxy statement or solicit proxies.

(iv)       The foregoing notice requirements of this Section 2.6 shall be deemed satisfied by a Shareholder if the Shareholder has notified the Trust of his, her or its intention to present a proposal at a meeting in compliance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (or any successor provision of law) and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Trust to solicit proxies for such meeting.

(v)        “Shareholder Associated Person” of any Shareholder means (i) any person2 acting in concert with such Shareholder (including, but not limited to, in connection with such Shareholder’s proposal of one or more Proposed Nominees (as defined in Article II, Section 2.7 of these By-Laws) and/or of any business) with respect to the Trust or any Shares, (ii) any beneficial owner of Shares owned of record or beneficially by such Shareholder, (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Shareholder or such Shareholder Associated Person and (iv) any person with a Disclosable Relationship.

(b)        Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the special meeting pursuant to the Trust’s notice of meeting.

(c)        General.

(i)         If information submitted pursuant to this Section 2.6 by any Shareholder proposing business at an annual meeting of Shareholders shall be inaccurate or incomplete in any material respect, such information may be deemed by the Board of Trustees or the chairman of the meeting not to have been provided, and the business in respect of which such information is required by Section 2.6(a)(iii) may be deemed by the Board of Trustees or the chairman of the meeting not to have been proposed, in accordance with this Section 2.6. Any such Shareholder shall notify the Trust of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information.

[2]
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a series or portfolio of any of the foregoing, or a government or political subdivision or an agency or instrumentality thereof.

(ii)        Within five business days after the record date for the annual meeting of Shareholders, and upon written request by the Secretary or the Board of Trustees, within five business days of delivery of such request (or such other period as may be specified in such request), any such Shareholder shall provide (i) written verification, satisfactory, in the discretion of the Board of Trustees or any authorized officer of the Trust, to demonstrate the accuracy or certify the completeness of any information submitted or required to be submitted by the Shareholder pursuant to this Section 2.6, and (ii) a written update of any information submitted by the Shareholder pursuant to this Section 2.6 as of the record date or a date not later than such request by the Secretary or the Board of Trustees. If a Shareholder fails to provide such written verification or written update within such period following such record date or request, the information as to which written verification or a written update was required or requested may be deemed by the Board of Trustees or the chairman of the meeting not to have been provided, and the business in respect of which such information is required by Section 2.6(a)(iii) may be deemed by the Board of Trustees or the chairman of the meeting not to have been proposed, in accordance with this Section 2.6.

(iii)       Only such business shall be conducted at an annual meeting of Shareholders as shall have been brought before the annual meeting in accordance with this Section 2.6. The Board of Trustees and the chairman of the annual meeting shall each have the power to determine whether any business proposed to be brought before the annual meeting was proposed in accordance with this Section 2.6.

(iv)       “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Bloomberg, Associated Press, Business Wire, PR Newswire or other comparable widely circulated news or wire service or (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 or the Investment Company Act of 1940, as amended.

(v)        Notwithstanding the foregoing provisions of this Section 2,6, unless otherwise required by law, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual or special meeting of Shareholders of the Trust to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust. For purposes of this Section, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing at the meeting of Shareholders.

(vi)       Notwithstanding the foregoing provisions of this Section 2.6, a Shareholder shall also comply with all applicable requirements of state law and of the Securities Exchange Act of 1934, as amended, and any rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the Trust to omit a proposal from, the Trust’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Securities Exchange Act of 1934, as amended.

2.7	Nominations by Shareholders.

(a)        Annual Meetings of Shareholders.

(i)         Nominations of individuals for election to the Board of Trustees may be made at an annual meeting of Shareholders (i) by or at the direction of the Board of Trustees or (ii) by any Shareholder of the Trust who was a Shareholder of record from the time the Shareholder gives notice as provided for in this Section 2.7 to the time of the annual meeting, who is entitled to vote at the annual meeting in the election of each individual so nominated and who has complied with this Section 2.7.

(ii)        For any nomination to be properly brought before an annual meeting by a Shareholder pursuant to Section 2.7(a)(i), the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust. To be timely, a Shareholder’s notice shall set forth all information required under this Section 2.7 and shall be delivered to the Secretary at the principal executive office of the Trust neither earlier than 9:00 a.m. on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, notice by the Shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a Shareholder’s notice as described above.

(iii)       Any Shareholder’s notice delivered pursuant to Section 2.7(a)(ii) shall set forth:

(1)        as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended;

(2)        as to each Shareholder giving the notice, any Proposed Nominee and any Shareholder Associated Person,

(A)        the number of all Shares, if any, which are owned (beneficially or of record) by such Shareholder, Proposed Nominee or Shareholder Associated Person, the date(s) on which such Shares were acquired and the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of the Shares) of any such person in the Shares (whether or not such person maintains a “net long” position),

(B)        the nominee holder for, and number of, any Shares owned beneficially but not of record by such Shareholder, Proposed Nominee or Shareholder Associated Person,

(C)        whether and the extent to which such Shareholder, Proposed Nominee or Shareholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, positions, profit interests, options, warrants, stock appreciation or similar rights, any borrowing or lending of securities or any proxy or voting agreement) (i) the value of which is derived in whole or in part from the value of the Shares, (ii) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from changes in the value or price of the Shares, (iii) the effect or intent of which is to mitigate loss or manage risk or benefit from changes in the value or price of the Shares, or (iv) which provides the right to vote or increase or decrease the voting power of such Shareholder, Proposed Nominee or Shareholder Associated Person, with respect to the Shares,

(D)        a description of any agreement, arrangement or understanding (whether written or oral) with respect to the nomination between or among such Shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other person or persons (including their names) in connection with the nomination and any material interest of such person or any Shareholder Associate of such person, in such nomination, including any anticipated benefit therefrom to such person, or any Shareholder Associate of such person,

(E)         whether such Shareholder, Proposed Nominee or Shareholder Associated Person is, or is not, an “interested person” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, and information regarding such Shareholder, Proposed Nominee or Shareholder Associated Person that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination;

(3)        as to each Shareholder giving the notice, any Shareholder Associated Person with an interest or ownership referred to in clause (2) of this Section 2.7(a)(iii) and any Proposed Nominee,

(A)        the name and address of such Shareholder, as they appear on the Trust’s register of shares, and the current name and business address, if different, of each such Shareholder Associated Person and any Proposed Nominee;

(B)        the investment strategy or objective, if any, of such Shareholder and each such Shareholder Associated Person who is not an individual and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such Shareholder and each such Shareholder Associated Person; and

(C)        a description of all commercial and professional relationships and any other relationship required to be disclosed as a Disclosable Relationship and any transactions between or among such Shareholder and such Shareholder Associated Person, and any other person or persons known to such Shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice.

(4)        to the extent known by the Shareholder giving the notice, the name and address of any other Shareholder supporting the Proposed Nominee for election or reelection as a Trustee on the date of such Shareholder’s notice;

(5)        a representation that the Shareholder giving notice is a holder of record of Shares of the Trust entitled to vote at the meeting and intends to appear in person or by proxy at the annual meeting of Shareholders to nominate the persons named in its notice;

(6)        a representation whether the Shareholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s outstanding shares required to elect the nominee and/or (b) otherwise to solicit proxies from Shareholders in support of such nomination;

(7)        any other information relating to such Shareholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, whether or not the Shareholder submitting the notice intends to deliver a proxy statement or solicit proxies and whether or not an election contest is involved;

(8)        a representation that the Proposed Nominee satisfies the Trust’s qualifications as set out in Section 2.7(d) of these Bylaws; and

(9)        such Proposed Nominee’s written consent to being named as a nominee and to serving as a Trustee if elected.

(iv)       Such Shareholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee that has not been disclosed to the Trust and (b) will serve as a Trustee if elected; and (ii) attaching a completed Proposed Nominee questionnaire, which questionnaire shall be provided by the Trust, upon request, to the Shareholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, or would be required pursuant to the rules of any national securities exchange or over-the-counter market applicable to any Shares.

(v)        Notwithstanding anything in this Section 2.7 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased, and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a Shareholder’s notice required by this Section 2.7 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which a public announcement of such increase is first made by the Trust.

(vi)       Notwithstanding the foregoing provisions of this Section 2.7, unless otherwise required by law, if the Shareholder (or a qualified representative of the Shareholder) does not appear at the annual or special meeting of Shareholders of the Trust to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Trust. For purposes of this Section, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing at the meeting of Shareholders.

(b)        Special Meetings of Shareholders.Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected only (i) by or at the direction of the Board of Trustees or (ii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record from the time the Shareholder gives notice provided for in this Section 2.7 to the time of the special meeting, who is entitled to vote at the special meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 2.7. In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more individuals to the Board of Trustees, any such Shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Trust’s notice of meeting, if the Shareholder’s notice, containing the information required by Sections 2.7(a)(iii) and 2.7(a)(iv) (replacing references to “annual meeting” with “special meeting”), shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 90th day before such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 60th day before such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such special meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a Shareholder’s notice as described above.

(c)        General.

(i)         If information submitted pursuant to this Section 2.7 by any Shareholder proposing a nominee for election as a Trustee shall be inaccurate or incomplete in any material respect, such information may be deemed by the Board of Trustees or the chairman of the meeting not to have been provided, and the nomination in respect of which such information is required by Section 2.7(a)(iii) and 2.7(a)(iv) may be deemed by the Board of Trustees or the chairman of the meeting not to have been made, in accordance with this Section 2.7. Any such Shareholder shall notify the Trust of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information.

(ii)        Within five business days after the record date for the annual or special meeting of Shareholders, and upon written request by the Secretary or the Board of Trustees, within five business days of delivery of such request (or such other period as may be specified in such request), any such Shareholder shall provide (i) written verification, satisfactory, in the discretion of the Board of Trustees or any authorized officer of the Trust, to demonstrate the accuracy or certify the completeness of any information submitted or required to be submitted by the Shareholder pursuant to this Section 2.7, and (ii) a written update of any information submitted by the Shareholder pursuant to this Section 2.7 as of the record date or a date not later than such request by the Secretary or the Board of Trustees. If a Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was required or requested may be deemed by the Board of Trustees or the chairman of the meeting not to have been provided, and the nomination in respect of which such information is required by Section 2.7(a)(iii) and 2.7(a)(iv) may be deemed by the Board of Trustees or the chairman of the meeting not to have been made, in accordance with this Section 2.7.

(iii)       Only such individuals who are nominated in accordance with this Section 2.7 shall be eligible for election by Shareholders as Trustees. The Board of Trustees and the chairman of the meeting shall each have the power to determine whether a nomination was made in accordance with this Section 2.7.

(iv)       The Trust may require any Proposed Nominee to complete a questionnaire in such form as the Board of Trustees deems appropriate, undergo a background check or furnish such other information as it may reasonably require to determine the eligibility of such Proposed Nominee to serve as a director of the Corporation.

(v)        Notwithstanding the foregoing provisions of this Section 2.7, a Shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 2.7; provided however, that any references in these Bylaws to the Securities Exchange Act of 1934 or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 2.7, and compliance with Section 2.7 shall be the exclusive means for a Shareholder to make nominations (other than matters brought properly under and in compliance with Rule 14a-8 under the Securities Exchange Act of 1934 (or any successor provision of law)).

(d)        Qualifications. Only individuals satisfying the following qualification requirements applicable to all Trustees may be nominated, elected, appointed or seated and qualify (“nominated or seated”) to serve as a Trustee unless a majority of the Trustees then in office shall have determined by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Trust’s investment adviser, investment sub-adviser (if any) and the Board of Trustees:

(i)         an individual nominated or seated as a Trustee shall not be under legal disability and must be at least thirty-five (35) years of age and not older than is permitted under the retirement policy of the Trust (if any) or if no such policy is in effect, seventy-five (75) years of age;

(ii)        an individual nominated or seated as a Trustee shall, at the time the individual is nominated or seated, serve as a director or trustee of no more than five (5) companies having securities registered under the Securities Exchange Act of 1934 or treated as public reporting companies under any comparable regulatory regime (investment companies having the same investment adviser or investment advisers in a control relationship with each other shall all be counted as a single company for this purpose);

(iii)       an individual nominated or seated as a Trustee shall not be an employee, officer, partner, member or director or trustee of (A) any investment adviser or person in a control relationship with such investment adviser (other than the Trust’s investment adviser, investment sub-adviser (if any) or any investment adviser in a control relationship with the Trust’s investment adviser or investment sub-adviser) or (B) an entity controlling or controlled by any investment adviser (other than the Trust’s investment adviser or investment sub-adviser (if any) or any investment adviser in a control relationship with the Trust’s investment adviser or investment sub-adviser (if any) or any person in a control relationship with any of the foregoing);

(iv)       an individual nominated or seated as a Trustee shall not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving moral turpitude, dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof;

(v)        an individual nominated or seated as a Trustee shall not be and shall not have been subject to any censure, order, consent decree (including consent decrees in which the respondent has neither admitted nor denied the findings) or adverse final action of any federal, state or foreign governmental or regulatory authority (including self-regulatory organizations), barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business (collectively, “Prohibited Conduct”), nor shall an individual nominated or seated as a Trustee be the subject of any investigation or proceeding that could reasonably be expected to result (in the judgment of the Board) in an individual nominated or seated as a Trustee failing to satisfy the requirements of this clause (v), nor shall any individual nominated or seated as a Trustee be or have engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result (in each case, in the judgment of the Board) in, the Securities and Exchange Commission censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940;

(vi)       an individual nominated or seated as a trustee shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(a) of the Investment Company Act of 1940 that would result in, or could have reasonably been expected or would reasonably be expected to result in such individual or a company of which such individual is an affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940) being ineligible, in the absence of an exemptive order under Section 9(c) of the Investment Company Act of 1940, to serve or act in the capacity of employee, officer, director, member of an advisory board, investment adviser, or depositor of any registered investment company, or principal underwriter for any registered investment company, registered unit investment trust, or registered face-amount certificate company;

(vii)      an individual nominated or seated as a trustee shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 that, in the absence of an exemptive order under Section 9(c) of the Investment Company Act of 1940, would permit, or could reasonably have been expected or would reasonably be expected to permit (in each case, in the judgment of the Board) the Securities and Exchange Commission by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940) of such investment adviser, depositor, or principal underwriter;

(viii)     an individual nominated or seated as an “Independent Trustee” shall not be an “interested person,” as defined under Section 2(a)(19) of the Investment Company Act of 1940, of the Trust;

(ix)       an individual nominated or seated as a Trustee shall not, and any immediate family member of such nominee shall not, be employed or have been employed within the last two full calendar years and the current year by any pooled investment vehicle primarily engaged in the business of investing in “investment securities” (as defined in the Investment Company Act of 1940) (an “investment fund”) or any company or companies controlled by such investment fund which in the aggregate beneficially own (A) more than three percent (3%) of the outstanding voting shares of the Trust, (B) securities issued by the Trust having an aggregate value in excess of five percent (5%) of the total assets of such investment fund and any company or companies controlled by such investment fund, (C) securities issued by the Trust and by all other investment funds having an aggregate value in excess of ten percent (10%) of the total assets of the investment fund making such investment and any company or companies controlled by the investment fund making such investment, or (D) together with other investment funds having the same investment adviser and companies controlled by such investment funds, more than ten percent (10%) of the total outstanding shares of the Trust (an investment fund making such investment(s) and any company or companies controlled by it in the aggregate owning securities in excess of the amounts set forth in (A), (B), (C) or (D), but excluding any investment fund managed by the Trust’s investment adviser, investment sub-adviser (if any) or an investment adviser in a control relationship with the Trust’s investment adviser or investment sub-adviser, being referred to as a “12(d) Holder”), or by any person who controls, is controlled by, under common control with or acts in concert with a 12(d) Holder;

(x)        an individual nominated or seated as a Trustee shall not, and any immediate family member of such nominee shall not, have accepted directly or indirectly, during the calendar year of the election for which such individual is nominated or seated, or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from any 12(d) Holder or from any person who controls, is controlled by, is under common control with or acts in concert with any 12(d) Holder;

(xi)       an individual nominated or seated as a Trustee shall not, and any immediate family member of such nominee shall not, be an officer, director, partner or managing member (or person performing similar functions) of any 12(d) Holder or of any person who controls, is controlled by, is under common control with or is acting in concert with a 12(d) Holder; and

(xii)      an individual nominated or seated as a Trustee shall not, and any immediate family member of such nominee shall not, control or act in concert with any 12(d) Holder or any person who controls, is controlled by, is under common control with or is acting in concert with a 12(d) Holder.

ARTICLE III

 TRUSTEES

3.1       Chairman; Records. The Chairman, if any, shall act as chairman at all meetings of the Trustees; in absence of a Chairman, the Trustees present shall elect one of their number to act as chairman of the meeting. The results of all actions taken at a meeting of the Trustees, or by unanimous written consent of the Trustees, shall be recorded by the person appointed by the Board of Trustees as the meeting secretary.

ARTICLE IV

 OFFICERS

4.1       Officers of the Trust. The officers of the Trust shall consist of a Chairman, if any, a President, a Secretary, a Treasurer and such other officers or assistant officers as may be elected or authorized by the Trustees. Any two or more of the offices may be held by the same Person, except that the same person may not be both President and Secretary. The Chairman, if any, shall be a Trustee, but no other officer of the Trust need be a Trustee.

4.2       Election and Tenure. Officers shall serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

4.3       Removal of Officers. Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the Chairman, if any, President or Secretary, and such resignation shall take effect immediately upon receipt by the Chairman, if any, President or Secretary, or at a later date according to the terms of such notice in writing.

4.4       Bonds and Surety. Any officer may be required by the Trustees to be bonded for the faithful performance of such officer's duties in such amount and with such sureties as the Trustees may determine.

4.5       Chairman, President and Vice Presidents. The Chairman, if any, shall, if present, preside at all meetings of the Shareholders and of the Trustees and shall exercise and perform such other powers and duties as may be from time to time assigned to such person by the Trustees. Subject to such supervisory powers, if any, as may be given by the Trustees to the Chairman, if any, the President shall be the chief executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of President of a corporation. Subject to direction of the Trustees, the Chairman, if any, and the President shall each have power in the name and on behalf of the Trust or any of its Series to execute any and all loans, documents, contracts, agreements, deeds, mortgages, registration statements, applications, requests, filings and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the Chairman, if any, and the President shall each have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The Chairman, if any, and the President shall have such further authorities and duties as the Chairman, if any, or the Trustees, shall from time to time determine. In the absence or disability of the President, the Vice-Presidents in order of their rank as fixed by the Trustees or, if more than one and not ranked, the Vice-President designated by the Trustees, shall perform all of the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Subject to the direction of the Trustees, and of the President, each Vice-President shall have the power in the name and on behalf of the Trust to execute any and all instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees or by the President.

4.6       Secretary. The Secretary shall maintain the minutes of all meetings of, and record all votes of, Shareholders, Trustees and the Committees of the Board, unless the Trustees present at any such meeting shall appoint another person to record the minutes of a meeting. The Secretary shall be custodian of the seal of the Trust, if any, and the Secretary (and any other person so authorized by the Trustees) shall affix the seal, or if permitted, facsimile thereof, to any instrument executed by the Trust which would be sealed by a Delaware business corporation executing the same or a similar instrument and shall attest the seal and the signature or signatures of the officer or officers executing such instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business corporation, and shall have such other authorities and duties as the Trustees, the Chairman or the President shall from time to time determine.

4.7       Treasurer. Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the President all powers and duties normally incident to the office. The Treasurer may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. The Treasurer shall deposit all funds of the Trust in such depositories as the Trustees shall designate. The Treasurer shall be responsible for such disbursement of the funds of the Trust as may be ordered by the Trustees or the President. The Treasurer shall keep accurate account of the books of the Trust's transactions which shall be the property of the Trust, and which together with all other property of the Trust in the Treasurer's possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. The Treasurer shall have such other duties and authority as the Trustees, the Chairman or the President shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser, administrator, manager or transfer agent to maintain bank accounts and deposit and disburse funds of any Series of the Trust on behalf of such Series.

4.8       Other Officers and Duties. The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of the office. Each officer, employee and agent of the Trust shall have such other duties and authority as may be conferred upon such person by the Trustees or delegated to such person by the President.

ARTICLE V

 RECORDS AND REPORTS

5.1       Maintenance and Inspection of Share Register. The Trust shall keep at its offices or at the office of its transfer or similar agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

5.2       Maintenance and Inspection of Declaration of Trust and By-Laws. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these By-Laws, as amended or restated from time to time and shall mail a copy, upon the request of any Shareholder, to the address requested by such Shareholder.

5.3       Maintenance and Inspection of Other Records. The accounting books and records, and the minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee, shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books are records shall be kept either in written form or in any other form capable of being converted into written form.

If information is requested by a Shareholder, the Board, or, in case the Board does not act, the President, any Vice President or the Secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

The Board, or, in case the Board does not act, the President, any Vice President or the Secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

5.4       Inspection by Trustees. Every Trustee shall have the absolute right during the Trust's regular business hours to inspect all books, records and documents of every kind any the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

ARTICLE VI

 MISCELLANEOUS

6.1       Contracts and Instruments; How Executed. The Board, except as otherwise provided in the Declaration of Trust and these By-Laws, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust, and this authority may be general or confined to specific instances.

6.2       Fiscal Year. The fiscal year of the Trust shall be determined and changed by the Board.

6.3       Headings; References. Headings are placed herein for convenience of reference only and shall not be taken as part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of laws shall refer to such sections as amended from time to time or any successor sections thereof.

6.4       Provisions in Conflict with Law or Regulations.

(a)        The provisions of these By-Laws are servable, and if the Board of Trustees shall determine with the advice of counsel, that any of such provision is in conflict with the Declaration of Trust, the 1940 Act, the Code, the Delaware Statutory Trust Act, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of these By-Laws from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of these By-Laws or render invalid or improper any action taken or omitted prior to such determination.

(b)        If any provision of these By-Laws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of these By-Laws in any jurisdiction.

6.5       Depositories. The funds of the Trust shall be deposited in such custodians as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including the adviser, administrator or manager), as the Trustees may from time to time authorize.

6.6       Seal. The Trust is not required to have any seal, and the adoption or use of a seal shall be purely ornamental and be of no legal effect. The seal, if any, of the Trust, or any Series of the Trust, if any, may be affixed to any instrument, and the seal and its attestation may be lithographed, engraved or otherwise printed on any document with the same force and effect as if it had been imprinted and affixed manually in the same manner and with the same force and effect as if done by a Delaware business corporation. The presence or absence of a seal shall have no effect on the validity, enforceability or binding nature of any document or instrument that is otherwise duly authorized, executed and delivered.

6.7       Exclusive Forum for Certain Litigation. Unless the Trust consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the Court of Chancery of the State of Delaware, or, if that Court does not have jurisdiction because the action asserts a federal claim, any other court in the State of Delaware with subject matter jurisdiction, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought in the right or on behalf of the Trust, (b) any action asserting a claim of breach of (i) any duty owed by any Trustee, officer, other employee or agent of the Trust to the Trust or to the Shareholders of the Trust or (ii) a standard of conduct applicable to trustees, (c) any action asserting a claim against the Trust or any Trustee, officer, other employee or agent of the Trust arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or these Bylaws, or (d) any action asserting a claim against the Trust or any trustee, officer, other employee or agent of the Trust that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in Shares of the Trust shall be deemed to have notice of and consented to the provisions of this Section.

ARTICLE VII

 STOCK TRANSFERS

7.1       Transfer Agents, Registrars and the Like. As provided in Section 5.7 of the Declaration, the Trustees shall have authority to employ and compensate such transfer agents and registrars with respect to the Shares of the various Series of the Trust as the Trustees shall deem necessary or desirable. In addition, the Trustees shall have power to employ and compensate such dividend disbursing agents, warrant agents and agents for the reinvestment of dividends as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.

7.2       Transfer of Shares. The Shares of the Trust shall be transferable on the books of the Trust only upon delivery to the Trustees or a transfer agent of the Trust of proper documentation as provided in Section 5.8 of the Declaration. The Trust, or its transfer agents, shall be authorized to refuse any transfer unless and until presentation of such evidence as may be reasonably required to show that the requested transfer is proper.

7.3       Registered Shareholders. The Trust may deem and treat the holder of record of any Shares as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

ARTICLE VIII

 AMENDMENT OF BY-LAWS

8.1       Amendment and Repeal of By-Laws. In accordance with Section 3.8 of the Declaration, only the Trustees shall have the power to amend or repeal the By-Laws or adopt new By-Laws at any time; provided, however, that no By-Law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration of Trust, or these By-Laws, a vote of the Shareholders. Action by the Trustees with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Trustees. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, and any apparent inconsistency shall be construed in favor of the related provisions in the Declaration.